Exhibit 4.2

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#

ORDINARY SHARES

ORDINARY SHARES

NO PAR VALUE

THIS CERTIFICATE IS TRANSFERABLE

IN CANTON, MA, JERSEY CITY, NJ AND

COLLEGE STATION, TX

Certificate Number

ZQ00000000

BROADCOM

BROADCOM LIMITED

INCORPORATED IN THE REPUBLIC OF SINGAPORE UNDER THE COMPANIES ACT, CHAPTER 50 COMPUTERSHARE TRUST COMPANY, N.A. 250 ROYALL STREET, CANTON, MA 02021

Shares

* * 000000 ******************

* * * 000000 *****************

**** 000000 ****************

***** 000000 ***************

****** 000000 **************

** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample

**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David

THIS CERTIFIES THAT

Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander

David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr.

Alexander David SampleMR.**** Mr. AlexanderSAMPLEDavid Sample**** Mr. Alexander&DavidMRS . Sample**** Mr AlexanderSAMPLEDavid Sample**** Mr. Alexander& David Sample****

CUSIP

Y09827 10 9

Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample

**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David

Sample**** Mr. AlexanderMR.David Sample SAMPLE**** Mr. Alexander David Sample****&Mr. AlexanderMRS.David SampleSAMPLE**** Mr. Alexander David Sample**** Mr. Alexander

SEE REVERSE

FOR CERTAIN DEFINITIONS

David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr.

Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample****

Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Alexander David Sample**** Mr. Sample**** Mr. Sample

is the owner of

FULLY PAID ORDINARY SHARES NO PAR VALUE PER SHARE, OF

BROADCOM LIMITED, subject to the Constitution of the Corporation and transferable on the Register of Members of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate and the form of share transfer on the reverse side properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

GIVEN UNDER the seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED

DD-MM-YYYY

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N.A.

DIRECTOR

BROADCOM LIMITED

TRANSFER AGENT AND REGISTRAR,

SINGAPORE

SHARE SEAL

By

SECRETARY

AUTHORIZED SIGNATURE

BROADCOM

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE

DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4

CUSIP

XXXXXX XX X

Holder ID

Certificate Numbers

Num/No.

Denom

Total.

1234567890/1234567890

1

1

1

1234567890/1234567890

2

2

2

1234567890/1234567890

3

3

3

1234567890/1234567890

4

4

4

1234567890/1234567890

5

5

5

1234567890/1234567890

6

6

6

Total Transaction

7

XXXXXXXXXX

Insurance Value

1,000,000.00

Number of Shares

123456

DTC

12345678123456789012345

BROADCOM

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND SUBJECT TO A PAYMENT OF $5 OR SUCH LESSER SUM AS MAY BE FIXED BY THE DIRECTORS OF THE CORPORATION, A COPY OF THE CORPORATION’S CONSTITUTION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT -............................................Custodian .................................................

(Cust) (Minor)

TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act.........................................................

(State)

JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT -............................................Custodian (until age ................................) and not as tenants in common (Cust) .............................under Uniform Transfers to Minors Act ...................

(Minor) (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, ____________________________hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________________________________________________________ fully-paid Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________________________________________________________ Attorney to transfer and register the said shares on the Register of Members of the within named Corporation.

Dated: __________________________________________20

Signature:

Signature:

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular,

without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTHING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

The IRS requires that the named transfer agent (“we”) report the cost basis of certain shares or units acquired after January 1, 2011. If your shares or units are covered by the legislation, and you requested to sell or transfer the shares or units using a specific cost basis calculation method, then we have processed as you requested. If you did not specify a cost basis calculation method, then we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis.

If you do not keep in contact with the issuer or do not have any activity in your account for the time period specified by state law, your property may become subject to state unclaimed property laws and transferred to the appropriate state.

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